Developing Therapeutics for the Treatment of Serious Rare Diseases with Significant Unmet Medical Needs July 2018 Nasdaq: ACER Exhibit 99.1

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenues, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to expectations regarding the capitalization and resources of the company; the potential for EDSIVO™ (celiprolol) and ACER-001 to safely and effectively target diseases; the commercial or market opportunity in any target indication; the adequacy of the company’s capital to support its future operations and its ability to successfully initiate and complete clinical trials and regulatory submissions; the ability to protect the company’s intellectual property rights; the nature, strategy and focus of the company; future economic conditions or performance; and the development, expected timeline and commercial potential of any product candidates of the company. Acer may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources of the company to meet its business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by Acer’s intellectual property, risks related to the drug development and the regulatory approval process and the impact of competitive products and technological changes. Acer disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov.

Acer is a pharmaceutical company that acquires, develops and commercializes therapies for serious rare and ultra-rare diseases with significant unmet medical needs. Headquartered: Newton, MA Headcount: 15 Founded: December 2013 Public: September 2017 Cash: $12.4M (3/31/18) Expected to have sufficient capital through the end of 2018 Acer Corporate Overview

Senior Management

Chris Schelling ***CEO & Founder***	• 19 years; strategic commercial development & orphan	BIOMARIN
Will Andrews, MD ***Chief Medical Officer***	• 18 years; clinical development, medical affairs & orphan • M.D. Yale University School of Medicine	sunovion
Harry Palmin ***Chief Financial Officer***	• 25 years; corporate & finance experience	Novelos
Don Joseph, JD ***Chief Legal Officer & Secretary***	• 20+ years; general counsel & senior management • J.D. University of Texas School of Law	bvgh BIO Ventures for Global Health
Stacey Bain, PhD ***VP, Clinical Development***	• 20 years; international clinical operational & drug development • Ph.D. Texas A&M	BioNumerik PHARMACEUTICALS, INC.
Nancy Duarte-Lonnroth, MBA ***VP, Quality***	• 25 years; QA/QC, QMS, validation & compliance	amag
Terrie Kellmeyer, PhD ***VP, Clinical Science***	• 17 years; clinical development, medical writing & medical affairs • Ph.D. SUNY Health Science Center – Syracuse	Intercept
John Klopp ***VP, Manufacturing***	• 15 years; research, process development & contract manufacturing	ultragenyx pharmaceutical
Jason Kneeland, CPA ***VP, Finance & Controller***	• 20 years; corporate finance leadership	TechTarget
Kristin Mulready ***VP, Program & Alliance Management***	• 20 years; executional strategy & team leadership	IMMUNOGEN
Matt Seibt ***VP, Market Access & Reimbursement***	• 22 years; managed care market access, reimbursement & orphan	Biogen

Acer Therapeutics

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Investment Highlights

- Lead candidate (EDSIVO™) is a new chemical entity (NCE) for treatment of vascular Ehlers-Danlos syndrome (vEDS) with a robust data package, including survival endpoints and long-term registry data at time of potential launch

- ACER-001 for treatment of Urea Cycle Disorders (UCD) and Maple Syrup Urine Disease (MSUD) is a proprietary, taste-masked, immediate release formulation of sodium phenylbutyrate
  - In 2017, Ravicti/Buphenyl generated $214.7M in revenue (U.S. / UCD only)[1]

- Multiple key regulatory catalysts expected through 2019
  - ✓ EDSIVO™ Type C Meeting with FDA: Q2 2018
  - ✓ EDSIVO™ Type B (Pre-NDA) Meeting with FDA: Q2 2018
  - EDSIVO™ (vEDS) expected NDA submission: early Q4 2018[2]
  - ACER-001 (UCD) anticipated NDA submission: late Q4 2019[3]

- Expected to have sufficient capital through the end of 2018

Acer Therapeutics

[1] http://ir.horizon-pharma.com/news-releases/news-release-details/horizon-pharma-plc-announces-fourth-quarter-and-full-year-2017

[2] Acer intends to request Priority Review for EDSIVO, which if granted, could result in a PDUFA date of Q2 2019

[3] Subject to Acer's ability to obtain sufficient capital resources.

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Program / Indication Novel MOA / Unique Characteristics Phase 1 Phase 2 Phase 3 NDA Market EDSIVOTM (celiprolol) vEDS (COL3A1+) Improves hemodynamic stability; decreases vascular resistance ACER-001 (reformulated sodium phenylbutyrate) UCD Comparable to Buphenyl; taste-masked MSUD Inhibition of BCKD kinase to increase BCAA metabolism Clinical Pipeline Key Regulatory Milestones NDA submission for EDSIVO™ (vEDS) expected early Q4 2018 NDA submission for ACER-001 (UCD) anticipated late Q4 2019* * Subject to Acer’s ability to obtain sufficient capital resources.

Autosomal dominant connective tissue disorder of collagen synthesis caused by mutations in the COL3A1 gene for type III procollagen Characterized by arterial aneurysms, dissections and/or ruptures Median survival is 51 years of age Identified in over 2,000 COL3A1+ vEDS patients in the U.S. Vascular Ehlers-Danlos syndrome (vEDS) Celiprolol is a New Chemical Entity (NCE) in the U.S. EDSIVO™ (celiprolol) showed statistically-significant improvement in event-free survival (EFS) compared to control in vEDS patients Clinical benefits seen in vEDS are via novel, disease-modifying MOA Currently pre-NDA for treatment of vEDS (COL3A1+) EDSIVOTM Product Profile Significant unmet medical need with no direct competition Expected NDA submission early Q4 2018 Orphan pricing with robust program to support reimbursement & access Launch in 50 vEDS Centers of Excellence (COE) The Opportunity EDSIVO™ Overview

Ehlers-Danlos syndrome (EDS) is a group of hereditary disorders of connective tissue vEDS (EDS type IV) is the severe subtype: Characterized by aneurysms, dissections and/or ruptures Vascular Gastrointestinal Uterine Autosomal dominant (50%); spontaneous mutations (50%) Diagnosed by clinical symptoms and confirmed by presence of mutations in the COL3A1 gene Events occur in 25% of patients before the age of 20, but 90% by the age of 40 Median age of death is estimated to be 51 years No effective therapeutic options for vEDS Current treatment is focused on surgical intervention Vascular Ehlers-Danlos syndrome (vEDS) Fig. 3 Distribution of 132 vascular complications in 24 patients with a clinical diagnosis of EDS type IV. J Vasc Surg 2005;42:98-106.

Cardiology in Review 2017;25: 247–253 EDSIVO™ Unique Mechanism of Action EDSIVO™ has a unique pharmacological profile: Selective β1 and ⍺2 adrenergic receptor antagonist β2 and β3 adrenergic receptor agonist Intrinsic sympathomimetic activity (ISA+) Lacks non-specific membrane effects Void of blood pressure lowering in normotensive people Most vEDS patients are normotensive, thus the protective effect of celiprolol is unlikely to be through blood pressure lowering (β1 antagonism) EDSIVO™ positive effects in vEDS patients are thought to be through: Providing more stable hemodynamic conditions that lead to a less fragile arterial wall Upregulation of collagen synthesis via TGF-β, thus strengthening the arterial wall and reducing its susceptibility to rupture EDSIVO™ is the only agent to show clinical benefit in patients with vEDS

EDSIVO™ Pivotal Clinical Trial

Design:	• Multicenter, prospective, randomized, open trial with blinded endpoint assessment
Location:	• 9 sites: eight in France, one in Belgium
Eligibility:	• Inclusion criteria adapted Villefranche diagnostic criteria: 1 major criterion and 2 minor criteria, or 4 minor criteria needed for enrollment
Enrollment:	• 53 patients with clinical vascular Ehlers-Danlos syndrome • Randomly assigned to 5 years treatment with 1) celiprolol or 2) no treatment
Demographics:	• Ages 15 to 65 (mean 35), female/male ratio 2:1 • Important phenotype characteristics equally balanced between celiprolol and control
Dosing:	• Celiprolol administered twice daily • Up-titrated every 6 mos. by 100 mg/day to max. 400 mg/day
Endpoints:	• Primary: arterial events (rupture/dissection, +/-fatal) • Secondary: intestinal or uterine rupture
Duration:	• Mean duration of follow-up 47 months; trial stopped early for treatment benefit
Funding / PI:	• French Ministry of Health; PI: Prof. Pierre Boutouyrie

Acer Therapeutics

ClinicalTrials.gov, number NCT00190411
Ong Lancet 2010; 376: 1476-84.

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Results & Analysis: Trial stopped early for treatment benefit (mean follow-up 47 months) The primary endpoint (arterial dissection or rupture) affected 5 (20%) celiprolol patients and 14 (50%) controls (hazard ratio [HR] 0.36; p=0.04) Primary and secondary endpoints (intestinal or uterine rupture) affected 6 (24%) celiprolol patients and 17 (61%) controls (HR 0.31; p=0.01) Post-hoc analysis of 33 patients with confirmed COL3A1 mutation indicated equal benefit for the primary (HR 0.24; p=0.04) and secondary endpoints (HR 0.25; p=0.02) Author’s Comments: “We suggest that celiprolol might be the treatment of choice for physicians aiming to prevent major complications in patients with vEDS” Primary Endpoint Primary + Secondary Endpoints EDSIVO™ Statistically Significant Efficacy Ong Lancet 2010; 376: 1476-84. 0 12 24 36 48 60 72

Paris vEDS Patient Registry Assistance Publique – Hôpitaux de Paris (AP-HP) Registry PIs: Michael Frank, Xavier Jeunemaitre 144 patients enrolled in registry 100% of patients in registry have COL3A1 gene mutation >80% of patients treated with celiprolol Study Period: Jan. 2000 to Dec. ‘14 (for initial referral patients), followed until 2017 (for follow-up visits) Median Age at Diagnosis: 35 Median Duration F/U: 5.35 years [3.25 - 8.55 years] Manuscript has been submitted & is being peer reviewed 12

U.S. vEDS Natural History 13 Pepin Genet Med. 2014 Dec;16(12):881-8. Median Survival: 51 years (46 y.o. males; 54 y.o. females) 1,231 patients (>90% COL3A1+; 630 index; 601 relatives)

EDSIVO™ Regulatory Plan

EDSIVO™ Data Package

- Pivotal Clinical Trial
  - n = 53 patients (62% COL3A1+)
  - Statistically-significant improvement in 1º endpoint EFS ($p=0.04$)
- Paris Registry:
  - n = 144 patients (100% COL3A1+)
  - >80% patients on celiprolol
  - Compare with U.S. Natural History study (Pepin 2014)
  - Presented to FDA at Type C meeting in Q2 2018
  - Not rate-limiting to NDA submission – if published, to be included in support of NDA
- Sanofi MHRA Dossier
  - >13,000 pages (220 studies)
  - Pharmacology, PK/PD, repro/tox, clinical safety
- Updated CMC Package
  - Current analytical methods
  - U.S. manufacturing standards

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vEDS Market Sizing* vEDS patient population for basis of market sizing = 4,169 patients 2 instances of the EDS Dx Code 756.83 separated by ≥ 2 months Includes at least one other Dx or CPT code relevant to vEDS -AND- Excludes hypermobility syndrome * Study conducted on 06/2017; based on sampling of phenotype, rather than genotype

Accelerate Diagnosis https://www.genetests.org/genes/?gene=COL3A1 * Based on sampling of phenotype, rather than genotype Facial Recognition Program Patients with vEDS have relatively similar / identifiable facial features Want a quick, cost-effective test to potentially help screen for vEDS patients in the clinic Acer is looking to collaborate with a leading AI firm to establish a phenotype – genotype database Facial recognition software is in the majority of genetic clinics in the U.S. May lead to earlier and more accurate diagnosis Broad Familial Genetic Testing Program According to HVH Patient Precision Analytics, there are ~4,000 to 5,000 patients with vEDS in the U.S.* According to genetic labs, ~2,000 patients have had a genetic test that confirms COL3A1 status A broad genetic testing program for COL3A1 (autosomal dominant) could substantially increase the number of confirmed patients Current test costs: $1,000 - $5,000 / test and are not always reimbursed Opportunity to centralize, reduce cost: $500 / test (target)

17 vEDS Patient and Payer Demographics

EDSIVO™ Proposed Commercial Strategy


Vascular Medicine
Neurology
OB/GYN
Radiology
Emergency Medicine
Surgery
Genetics
Connective Tissue Genetic Labs
COEs

EDSIVO™ Proposed Launch Plan*

1. **Identify vascular medicine specialists / cardiologists who:**
   - Can manage patients and their families
   - Are familiar with orphan therapies
   - Refer to CV surgeons
   - Work closely with a team of specialists
2. **Will focus initially on cardiology/vascular medicine as "vEDS HOME"**
   - Academic centers
3. **vEDS COEs**
   - 50 COEs at launch
   - Grow to 100 COEs in 3 years
   - ~20-50 vEDS patients/COE
4. **Focused and dedicated medical & commercial effort to support launch (n~20)**

Acer Therapeutics

* Commercialization of EDSIVO is subject to (a) Acer's ability to obtain sufficient capital resources and (b) FDA approval.

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19 EDSIVO™ HEOR Precision Health Economics is developing a health economic (cost-consequence) model demonstrating the economic and clinical value of vEDS Centers of Excellence, and the potential impact of EDSIVO™ on patient outcomes These models will help quantify and communicate cost offsets associated with the COE model for hospital systems and payers (if needed) It will also help support orphan pricing for EDSIVO™ with key stakeholders

If approved, EDSIVO™ will be the only FDA-approved therapy to treat vEDS patients 2,000 to 5,000 vEDS patients in the U.S. Orphan pricing well supported by initial payer research, with additional validation from HEOR models Provide a robust patient assistance program (PAP) to help offset costs (so there will be little/no incentive for vEDS patients in the U.S. to attempt to obtain celiprolol elsewhere) Granted U.S. Orphan Drug Designation for vEDS (January 2015) If approved, would grant 7 years market exclusivity in vEDS Potential +0.5 years pediatric exclusivity Use patents filed may provide additional exclusivity 50-100 Centers of Excellence Focused, dedicated field support (n~20-25 people) EDSIVO™ Market Opportunity

ACER-001 Overview

Urea Cycle Disorders (UCD)

- A group of metabolic genetic diseases that lead to toxic build-up of NH4+
- Currently treated with Ravicti, Buphenyl, Ammonul, and a highly-restricted diet
- >2,000 patients with UCD in the U.S.; ~600 patients treated with sodium / glycerol phenylbutyrate

Maple Syrup Urine Disease (MSUD)

- A metabolic genetic disease that leads to toxic build-up of leucine and other branched-chain amino acids
- Currently managed with a highly-restricted diet; poor compliance
- Well-defined patient population with ~800 eligible patients in the U.S.

ACER-001 Product Profile

- A taste-masked, immediate release formulation of sodium phenylbutyrate
- First office action (USPTO) on formulation patent
- PK/BE study to show equivalence to sodium phenylbutyrate

The Opportunity

- Anticipate NDA submission for UCD late Q4 2019*
- Issued U.S. / EU patents covering methods of use in MSUD
- Orphan drug designation in MSUD
- Advantageous orphan pricing with robust program to support reimbursement and patient access

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* Subject to Acer's ability to obtain sufficient capital resources.

Urea cycle disorders are a group of genetic disorders caused by mutations that result in a deficiency of one of the six enzymes in the urea cycle. These enzymes are responsible for removing ammonia from the blood stream The estimated incidence of urea cycle disorders is 1 in 8,500 births Treatment options for UCD include: Phenylbutyrate (Buphenyl, Ravicti) IV Benzoate / Phenylacetate (Ammonul) Sodium Benzoate Restricted Diet Liver Transplantation The Urea Cycle Mechanism of ammonia diversion from the urea cycle with the administration of sodium phenylacetate, sodium benzoate, or sodium phenylbutyrate (a prodrug of phenylacetate) Urea Cycle Disorders (UCD)

NaPB: Lower BCAAs in UCD

- In addition to lowering levels of ammonia in patients with urea cycle disorders (UCD), sodium phenylbutyrate (NaPB) also significantly reduces branched-chain amino acids (BCAAs)[1]

Retrospective study of BCAA levels in 553 UCD patients treated with NaPB or without

Table 2
Branched chain amino acid levels in patients taking NaPBA (n = 212) vs. patients not taking NaPBA (n = 341). The medians and interquartile ranges are provided for each BCAA. The p-value has been corrected for multiple testing using the Bonferroni correction.

	NaPBA	No NaPBA	$p_{corrected}$ value
Leucine (μMol/L)	60 (40–85)	95 (72–121)	<0.005
Valine (μMol/L)	128 (92–169)	176 (142–217)	<0.005
Isoleucine (μMol/L)	31 (22–49)	49 (36–65)	<0.005

- NaPB's ability to lower leucine and other BCAAs could provide clinically-meaningful benefit in another genetic disease: Maple Syrup Urine Disease (MSUD)[2]
  - Open label pilot study at BCM – 3 healthy and 5 MSUD subjects with late onset disease
  - Despite the ***short treatment duration*** (3 days) NaPB showed statistically significant (intra-subject) reduction in leucine in 75% of the subjects


Leucine Response to a 3-day regimen of NaPB
100%
60%
75%
Healthy Subjects (n=3)
MSUD Subjects (n=5)
Total (n=8)

Acer Therapeutics

[1]Burrage et al., Mol. Genet. Metab. 2014
[2]Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640

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Maple Syrup Urine Disease (MSUD)

- MSUD is an inborn error of Branched-chain Amino Acid (BCAA) – leucine, isoleucine, valine – metabolism
  - Caused by deficiency of the mitochondrial Branched-chain Keto Acid Dehydrogenase complex (BCKDC)
  - ~800 patients in U.S., ~3,000 patients worldwide
  - MSUD Family Support Group has >500 patients
  - Part of newborn screening in U.S., UK, Germany
- High leucine levels lead to chronic and acute neurological damage
  - Lower IQ
  - Mental impairment (poor cognitive function)
  - Social impairment (poor executive function)
  - Metabolic decompensation (seizures and coma)
- A highly-restricted diet is the primary treatment
  - Consists of BCAA-free synthetic foods and formula
  - Very few foods have low BCAAs (fruits & vegetables)
  - Balancing act: enough BCAAs for growth & development



A
***
Full Scale IQ
B
***
Conner's Parent Rating Scale DSM-IV ADHD Symptoms
C
Hamilton Depression Score
D
*
Hamilton Anxiety Score
Controls
MSUD
Controls
MSUD

indicates p < 0.05, *** p < 0.001 compared to the control group*

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* Muelly 2011 Neuropsychiatric and Neurochemical Sequelae of MSUD

ACER-001 Taste-Masked, Immediate Release Mouth → Stomach Excellent protection for several minutes at mouth pH followed by rapid release at stomach pH Phenylbutyrate Formulations ACER-001 RAVICTI BUPHENYL Efficacy/Safety in UCD ✓ ✓ ✓ Efficacy/Safety in MSUD ✓ ✘ ✓ Palatability / Compliance ✓ ✓ ✘ Reasonable Orphan Pricing ✓ ✘ ✓ Acer is working closely with KOLs & patient advocacy groups to provide a compelling alternative treatment option for patients with UCD ACER-001 provides significant differentiation from other approved formulations of phenylbutyrate Ravicti / Buphenyl reported 2017 revenue $214.7M (U.S. / UCD only)* Ravicti annual price: $794K pppy Buphenyl annual price: $150K pppy HZNP: 9.9% price increase on both products (12/29/17) * Ravicti & Buphenyl pppy is based on patient weight

Cannibalize existing sodium phenylbutyrate market share in UCD Taste-masked, immediate-release formulation Competitively priced Life cycle expansion opportunity in MSUD Barriers to entry: Filed formulation patent application (January 2016) Issued patent (US/EP) “Methods of modulation of branched chain acids and uses thereof” 505(b)(2) Exclusivity: 3 years in U.S. for UCD Obtained U.S. Orphan Drug Designation for MSUD (August 2014) Pediatric Exclusivity: 6 months Provide a robust PAP to help offset costs ACER-001 Market Opportunity

Acer Financial Overview Cash: $12.4M (3/31/18) Expected to have sufficient capital through the end of 2018 Capitalization at March 2018 7.5M shares of common stock outstanding 8M shares of common stock fully diluted $40.6M invested to date through December 2017 TVM Capital has been the lead investor

Acer Summary

- Lead candidate (EDSIVO™) is a new chemical entity (NCE) for treatment of vascular Ehlers-Danlos syndrome (vEDS) with a robust data package, including survival endpoints and long-term registry data at time of potential launch

- ACER-001 for treatment of Urea Cycle Disorders (UCD) and Maple Syrup Urine Disease (MSUD) is a proprietary, taste-masked, immediate release formulation of sodium phenylbutyrate
  - In 2017, Ravicti/Buphenyl generated $214.7M in revenue (U.S. / UCD only)[1]

- Multiple key regulatory catalysts expected through 2019
  - ✓ EDSIVO™ Type C Meeting with FDA: Q2 2018
  - ✓ EDSIVO™ Type B (Pre-NDA) Meeting with FDA: Q2 2018
  - EDSIVO™ (vEDS) expected NDA submission: early Q4 2018[2]
  - ACER-001 (UCD) anticipated NDA submission: late Q4 2019[3]

- Expected to have sufficient capital through the end of 2018

[1] http://ir.horizon-pharma.com/news-releases/news-release-details/horizon-pharma-plc-announces-fourth-quarter-and-full-year-2017

[2] Acer intends to request Priority Review for EDSIVO, which if granted, could result in a PDUFA date of Q2 2019

[3] Subject to Acer's ability to obtain sufficient capital resources.

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